Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

Supplement dated November 23, 2010

to the Full Prospectus dated December 1, 2009 (the “Prospectus”)

Effective December 1, 2010, the table under the heading “Transaction Cut-Off Times” in the “Shareholder Services Guide” section of the Prospectus will be replaced with the following table:

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

By Internet and Interactive Voice Response System (“IVR”)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.